Exhibit 99.1

Liberty Media Corporation and Subsidiaries

Pro Forma Condensed Consolidated Financial Statements

September 30, 2009

(unaudited)

On November 19, 2009, Liberty Media Corporation (“Liberty Media”) completed the redemption of a portion of the outstanding shares of Liberty Media’s Entertainment Group tracking stock for all of the outstanding shares of a newly formed, wholly owned subsidiary of Liberty Media, Liberty Entertainment, Inc. (“LEI”) (the “Redemption”). The Redemption and the resulting separation of LEI from Liberty Media pursuant to the Redemption are referred to herein as the Split Off.

In connection with the Redemption, Liberty Media redeemed 90% of the outstanding shares of each series of Liberty Entertainment common stock for 100% of the outstanding shares of the same series of LEI, with cash in lieu of fractional shares.

Immediately following the Split-Off, LEI and The DIRECTV Group, Inc. completed the DTV Business Combination and each of LEI and DIRECTV have become wholly owned subsidiaries of a new public holding company named DIRECTV (“Holdings”).  In the DTV Business Combination, (i) each share of LEI Series A common stock was exchanged for 1.11130 shares of Holdings Class A common stock, (ii) each share of LEI Series B common stock (other than shares held by John C. Malone, Chairman of the Boards of Liberty Media, LEI and DIRECTV, and certain related persons) was exchanged for 1.11130 shares of Holdings Class A common stock, and (iii) each share of DIRECTV common stock was exchanged for one share of Holdings Class A common stock.  Additionally, immediately prior to the completion of the mergers, Mr. Malone and certain related persons contributed each of their shares of LEI Series B common stock to Holdings for 1.11130 shares of Holdings Class B common stock.

At the time of the Split Off, LEI held Liberty Media’s 57% interest in The DIRECTV Group, Inc., a 100% interest in Liberty Sports Holdings, LLC and a 65% interest in Game Show Network, LLC (“GSN”).  In addition, immediately preceding the Split Off, Liberty Media contributed approximately $120 million in cash to LEI.  Also, on the date of the Split Off, LEI repaid $226 million of loans previously borrowed from Liberty Media pursuant to a revolving credit facility.

Liberty Media will report the results of operations of LEI as discontinued operations. Because the Split Off was conditioned on, among other matters, satisfaction and waiver of all conditions to the DTV Business Combination, the Split Off and the DTV Business Combination were recorded at fair value and Liberty Media recognized an approximate $5.9 billion gain on such transaction.  Such gain will be included in earnings from discontinued operations in Liberty Media’s statement of operations but is not reflected in the accompanying pro forma condensed consolidated statement of operations.  The Split Off and the DTV Business Combination are expected to qualify as tax-free transactions under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code.  The following unaudited condensed pro forma consolidated balance sheet of Liberty Media dated as of September 30, 2009, assumes that the Split Off had been completed as of such date. The following unaudited condensed pro forma consolidated statements of operations of Liberty Media for the nine months ended September 30, 2009 and for the year ended December 31, 2008 assume that the Split Off had been completed as of January 1, 2008. The unaudited pro forma results do not purport to be indicative of the results that would have been obtained if such transaction had been completed as of such dates.

Liberty Media Corporation and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2009

(unaudited)

	Liberty Media historical	Less LEI (2)	Proforma adjustments		Liberty Media pro forma
	amounts in millions
Assets
Cash	$4,316	37	(93	)(3)	4,332
			146	(4)
Other current assets	4,078	64			4,014
Cost investments	4,188	—			4,188
Equity investments	14,978	13,835			1,143
Property and equipment, net	1,263	5			1,258
Intangible assets not subject to amortization	9,135	266			8,869
Other assets	4,918	129			4,789
Total assets	$42,876	14,336	53		28,593
Liabilities and Equity
Current liabilities	$7,386	912	146	(4)	6,620
Long-term debt	9,069	1,140			7,929
Deferred tax liabilities	4,249	1,758			2,491
Other liabilities	1,888	2			1,886
Total liabilities	22,592	3,812	146		18,926
Equity	20,284	10,524	(93	)(3)	9,667
Total liabilities and equity	$42,876	14,336	53		28,593

Liberty Media Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2009

(unaudited)

	Liberty Media historical	Less LEI (2)	Liberty Media pro forma
	amounts in millions, except per share amounts

Revenue	$7,194	205	6,989
Cost of sales	(3,573)	—	(3,573)
Operating, selling, general and administrative expenses	(2,413)	(198)	(2,215)
Depreciation and amortization	(510)	(10)	(500)
Operating income	698	(3)	701
Interest expense	(509)	(52)	(457)
Share of earnings (losses) of affiliates, net	243	323	(80)
Realized and unrealized losses on financial instruments, net	(407)	(242)	(165)
Gain on dispositions	150	53	97
Other income (expense), net	74	(35)	109
Earnings from continuing operations before income taxes	249	44	205
Income tax benefit (expense)	(17)	40	(57)
Earnings from continuing operations	$232	84	148
Basic and diluted earnings from continuing operations per common share:
Series A and Series B Liberty Entertainment common stock	$.45		2.85
Series A and Series B Liberty Capital common stock	$(.95)		(.95)
Series A and Series B Liberty Interactive common stock	$.11		.11
Basic and diluted weighted average outstanding common shares (in millions):
Series A and Series B Liberty Entertainment common stock	517		52
Series A and Series B Liberty Capital common stock	96		96
Series A and Series B Liberty Interactive common stock	594		594

Liberty Media Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2008

(unaudited)

	Liberty Media historical	Less LEI (2)	Liberty Media pro forma
	amounts in millions, except per share amounts

Revenue	$10,084	267	9,817
Cost of sales	(5,224)	—	(5,224)
Operating, selling, general and administrative expenses	(3,328)	(234)	(3,094)
Depreciation and amortization	(710)	(22)	(688)
Impairment of long-lived assets	(1,569)	—	(1,569)
Operating income (loss)	(747)	11	(758)
Interest expense	(719)	(52)	(667)
Share of earnings (losses) of affiliates, net	(838)	425	(1,263)
Gains on dispositions, net	3,679	3,664	15
Other income (expense), net	(132)	226	(358)
Earnings (loss) from continuing operations before income taxes	1,243	4,274	(3,031)
Income tax benefit	2,280	1,538	742
Earnings (loss) from continuing operations	$3,523	5,812	(2,289)
Basic earnings (loss) from continuing operations per common share:
Series A and Series B Liberty Entertainment common stock	$(1.19)		$(18.60)
Series A and Series B Liberty Capital common stock	$(4.65)		$(4.65)
Series A and Series B Liberty Interactive common stock	$(1.31)		$(1.31)
Old Series A and Series B Liberty Capital common stock	$41.88		$(0.46)
Diluted earnings (loss) from continuing operations per common share:
Series A and Series B Liberty Entertainment common stock	$(1.18)		$(18.60)
Series A and Series B Liberty Capital common stock	$(4.65)		$(4.65)
Series A and Series B Liberty Interactive common stock	$(1.31)		$(1.31)
Old Series A and Series B Liberty Capital common stock	$41.55		$(0.45)
Basic weighted average outstanding common shares (in millions):
Series A and Series B Liberty Entertainment common stock	517		52
Series A and Series B Liberty Capital common stock	113		113
Series A and Series B Liberty Interactive common stock	594		594
Old Series A and Series B Liberty Capital common stock	129		129
Diluted weighted average outstanding common shares (in millions):
Series A and Series B Liberty Entertainment common stock	520		52
Series A and Series B Liberty Capital common stock	113		113
Series A and Series B Liberty Interactive common stock	594		594
Old Series A and Series B Liberty Capital common stock	130		130

Liberty Media Corporation and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

September 30, 2009

(unaudited)

(1)           On November 19, 2009, Liberty Media Corporation (“Liberty Media”) completed the redemption of a portion of the outstanding shares of Liberty Media’s Entertainment Group tracking stock for all of the outstanding shares of a newly formed, wholly owned subsidiary of Liberty Media, Liberty Entertainment, Inc. (“LEI”) (the “Redemption”). The Redemption and the resulting separation of LEI from Liberty Media pursuant to the Redemption are referred to herein as the Split Off.

In connection with the Redemption, Liberty Media redeemed 90% of the outstanding shares of each series of Liberty Entertainment common stock for 100% of the outstanding shares of the same series of LEI, with cash in lieu of fractional shares.

(2)           Represents the historical financial position and results of operations of LEI.  At the time of the Split Off, LEI held Liberty Media’s 57% interest in The DIRECTV Group, Inc., a 100% interest in Liberty Sports Holdings, LLC and a 65% interest in Game Show Network, LLC.

(3)           Immediately preceding the November 19, 2009 Split Off, Liberty Media contributed approximately $120 million in cash to LEI.  Had the Split Off occurred on September 30, 2009, such cash contribution would have been $93 million.

(4)           On the date of the Split Off, LEI repaid $226 million of loans previously borrowed from Liberty Media pursuant to a revolving credit facility.  On September 30, 2009, the balance of such loans was $146 million.